Petroleum Development Corporation
IPAA OGIS   October 1, 2007  San Francisco
Steve Williams, Chairman & CEO
Eric Stearns, Executive Vice President
NASDAQ GSM:PETD

Forward Looking Statements
Certain matters discussed within this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact included herein are forward-looking statements.  Although PDC believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include financial performance, oil and gas prices, drilling program results, drilling results, regulatory changes, changes in federal or state tax policy, changes in local or national economic conditions and other risks detailed from time to time in PDC's reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K.

The SEC permits oil and gas companies to disclose in their filings with the SEC only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The Company uses in this presentation the terms “probable” and “possible” reserves, which SEC guidelines prohibit in filings of U.S. registrants. Probable reserves are unproved reserves that are more likely than not to be recoverable. Possible reserves are unproved reserves that are less likely to be recoverable than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. In addition, The Company’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Contact Information
Investor Relations
Petroleum Development Corporation
120 Genesis Boulevard, PO Box 26
Bridgeport, West Virginia 26330
Phone: 304.842.3597  Fax: 304.842.0913
www.petd.com

Company Snapshot

❖ Market Cap (09/24/07)	è Approx. $660 Million
❖ Proved Reserves	è 600+ Bcfe*
❖ 3-P Reserves (Proved, Probable, and Possible)	è 1 TCFE+*
❖ Production	è 28 Bcfe (2007E)
❖ Diluted Average Shares Outstanding (2007)	è 14,860,000 ➢ (Down 8% from 2006)

* Reserves are based on internal Company estimates. Reserves included in probable and possible categories do not meet the SEC definitions of proved reserves and may be subject to greater risk of recovery than reserves meeting SEC requirements.

See slide 2 regarding Forward Looking Statements

3P Reserves*

Over 1 TCFE of Unrisked 3P reserves
•	Proved Undeveloped 27%
•	Proved Developed 33%
•	Probable 21%
•	Possible 19%
See slide 2 regarding Forward Looking Statements
See slide 3 regarding reserve estimate limitations

Reserve* Distribution  {Graphic}

Probable and Possible Reserves*

•	Probable and possible reserves consist primarily of:
o	Grand Valley offset locations
o	Wattenberg field locations (5th spot, rule 318A and 40 acre locations)
o	Locations identified by seismic and offsets to producing wells in NE Colorado
See slide 2 regarding Forward Looking Statements
See slide 3 regarding reserve estimate limitations

Probable/Possible Reserves*

Over 400 Bcfe of Probable and Possible Reserves for Future Development
•	Piceance Basin 57%
•	NE Colorado 19%
•	North Dakota 5%
•	Wattenberg Field 19%
See slide 2 regarding Forward Looking Statements
See slide 3 regarding reserve estimate limitations

Estimated Reserves* per Share   {Graphic}

2007 Acquisition Summary

•	Use of proceeds from 2006 lease sale
o	$222 Million in acquisitions ($191 Million tax deferred)
o	180 Bcfe (82% proved) 3P reserves
•	Acquisitions primarily in existing operating areas
o	Wattenberg Field, DJ Basin Colorado
o	Appalachian and Michigan Basins
See slide 2 regarding Forward Looking Statements

Key 2007 Activities

•	Active development program
o	On existing and acquired properties
o	375 planned wells
•	Compression enhancement and mesa road completed in Piceance Basin
•	Acquired acreage and preparing to commence drilling in Barnett shale in late 2007
See slide 2 regarding Forward Looking Statements

Core Operating Areas

•	Rocky Mountains
o	2006 Proved Reserves: 265.5 Bcfe
o	2006 Production: 14.1 Bcfe
o	2007E Production: 24 Bcfe
•	Michigan Basin
o	2006 Proved Reserves: 21.2 Bcfe
o	2006 Production: 1.4 Bcfe
o	2007E Production: 1.8 Bcfe
•	Barnett Shale
o	Exploratory project Late 2007 drilling
•	Appalachian Basin
o	2006 Proved Reserves: 36.0 Bcfe
o	2006 Production: 1.5 Bcfe
o	2007E Production: 2.6 Bcfe
See slide 2 regarding Forward Looking Statements

Increasing Production  {Graphic}

Increasing Estimated Proved Reserves *  {Graphic}

Energy Market Exposure  {Graphic}

CIG Basis  {Graphic}

Enhancements to 2007 Operational Plan

•	Increased net Grand Valley wells
•	Drilling fewer net Wattenberg wells
o	Originally modeled Codell only completions; actual wells are multi-zone completions (J-sand, Codell and Niobrara, as appropriate)
o	Increased CAPEX in Codell refracs and Niobrara recompletions
•	Reduced activity level in ND and reallocated capital
See slide 2 regarding Forward Looking Statements

2007 Actual vs. Production Forecast

2007 Production Forecast
•	2007 Year End Estimates
o	Production of 28 Bcfe
o	Exit Rate of 100 Mmcfe/d

Mid-year production increase from:
o	Late 2Q2007 Garden Gulch compression facility start-up (Grand Valley)
▪	Gross capacity increased from 17 to 50 Mmcf/d
▪	Reduced line pressure in Grand Valley
o	Addition of new wells throughout Rocky Mountain Region
See slide 2 regarding Forward Looking Statements

Production Increase  {Graphic}

Drilling Activity  {Graphic}

Grand Valley Field, Piceance Basin, Colorado

2007 Plan
•	July 2007 net daily production 27 Mmcfe/d (2006 exit rate was 15.4 Mmcfe/d)
•	Approximately 355 net locations on 10-acre spacing
o	148 net PUD locations
o	207 remaining unproved locations
•	Drill 41 net wells
o	50 Bcfe added by drilling
o	$93 Million D&C cost
See slide 2 regarding Forward Looking Statements

Grand Valley Achievements

•	Reduced drilling time
o	Valley wells drilled in 11 days (2007) vs 18 days (2005)
o	Mesa top directional wells drilled in 15 days (2007)
•	Improved Completion Design
o	Slick Water Fracs – cleaner, non-gelled fluid results in improved EURS
o	20% increase of per-well EURs from 1.25 to 1.5 Bcfe
o	Increase IP rate from 820 to 1,100 Mcfd
See slide 2 regarding Forward Looking Statements

Wattenberg Field, DJ Basin, Colorado

•	July 2007 net daily production 28 Mmcfe/d (2006 net exit rate 18.6 Mmcfe/d)
•	3P reserves include over 900 net undeveloped locations:
o	40 acre PUD locations
o	Rule 318A locations
o	5th spot locations
•	800 Codell and/or Niobrara refracs
See slide 2 regarding Forward Looking Statements

Wattenberg Field, DJ Basin, Colorado

2007 Plan
•	Drill 108 net wells
o	Add estimated 34 Bcfe drilling reserves
o	Shifted focus from single zone to multi-zone completions (J-sands, Codell, & Niobrara)
•	164 re-completions and re-fracs
o	Some booked and some reserve additions
•	$86 Million D&C cost
See slide 2 regarding Forward Looking Statements

NECO Field Area, Eastern DJ Basin, Colorado

•	July net daily production 11.6 Mmcfe/d (2006 net exit rate 8.5 Mmcfe/d)
•	29,160 acres available for drilling
•	8 defined structures (3D and 2D seismic)
•	100 PUD locations
•	200 potential locations
See slide 2 regarding Forward Looking Statements

NECO Field Area, Eastern DJ Basin, Colorado

2007 Plan
•	Drill 141 wells, PDC 100%WI
•	31 Bcfe added by drilling
•	$33 Million D&C cost
•	Acquiring 50 square miles of additional 3D seismic
o	Potential addition of 100-200 locations
See slide 2 regarding Forward Looking Statements

Appalachian and Michigan Operation Areas

	Appalachian	Michigan
Operated Wells	1365	206
2006 YE Proved Reserves	36.0 Bcfe	21.2 Bcfe
2007 Acquisition Proved Reserves *	30.1 Bcfe	4.6 Bcfe
% of 2006 YE Proved	84%	22%
2007E Production*	2.6 Bcfe	1.8 Bcfe
Increase from 2006*	86%	20%
July 2007 Net Daily Production	6.2 Mmcfe/d	4.5 Mmcfe/d
See slide 2 regarding Forward Looking Statements

Continuing Our Success

•	Low-risk resource plays
•	Strong development inventory
o	Piceance, Wattenberg and Neco all have significant proved and unproved potential
•	Proven multi-basin operator
o	Barnett shale activity planned
•	Strong balance sheet
•	Skilled and experienced management and technical team
See slide 2 regarding Forward Looking Statements

Petroleum Development Corporation
IPAA OGIS   October 1, 2007  San Francisco
Steve Williams, Chairman & CEO
Eric Stearns, Executive Vice President
NASDAQ GSM:PETD